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                                                                   EXHIBIT 10.19

                             PREVIEW TRAVEL, INC.

                        EMPLOYMENT TRANSITION AGREEMENT



     This Employment Transition Agreement (the "Agreement") is made by and between Preview Travel, Inc. (the "Company") and Roy F. Walkenhorst ("Employee"), effective as of April 1, 1998 (the "Effective Date").

     WHEREAS, Employee is presently serving as an executive officer of the Company;

     WHEREAS, the Company and Employee have mutually agreed to (i) terminate Employee's status as an executive officer of the Company; and (ii) transition Employee into a position wherein he provides certain services as a non-executive employee of the Company.

     NOW, THEREFORE, in consideration of the mutual promises made herein, the Company and Employee hereby agree as follows:

     1.   Duties and Scope of Employment Relationship.  Employee hereby resigns
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from the position of President of News Travel Network, Inc. effective as of the date of this Agreement. The Company shall employ the Employee as a full-time sales representative of the Company reporting to Kenneth R. Pelowski, Executive Vice President of Finance and Administration and Chief Financial Officer of the Company, for a period commencing with the Effective Date and terminating on September 30, 1998 (the "Term"). During the Term, the sole duty of Employee shall be to submit reports to the Company on a monthly basis summarizing any proposed and/or negotiated licenses for all NTN programs and non-NTN programs that Employee represents pursuant to that certain Television Program Representation Agreement between Employee and the Company dated April 1, 1998 (the "Representation Agreement").

     2.  Employee Benefits.  During the Term, Employee shall be eligible to
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participate in the employee benefit plans maintained by the Company to the full extent provided for under those plans and except as otherwise specifically provided for herein. Notwithstanding the foregoing, the Company shall provide the Employee with health benefits substantially similar to those he currently receives under the Company's employee benefit plans for a period of two (2) years from the Effective Date.

     3.  Compensation and Fringe Benefits.  During the Term, Employee shall
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receive a salary from the Company in the amount of $500 per month.  Such salary shall be paid periodically in accordance with normal Company payroll practices and subject to the usual required withholding. Employee shall be eligible for all other benefits Employee currently receives from the Company including, but not limited to, an IATAN card and the continued vesting of Employee's outstanding stock options. If Employee is terminated for Cause (as defined in Section 6 hereof) or if Employee

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voluntarily terminates his employment relationship prior to the end of the Term of this Agreement, such benefits shall be canceled.

     4.  Mutual Release of Claims.  Employee agrees that the foregoing
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consideration represents settlement in full of all outstanding obligations owed to Employee by the Company, other than the obligations set forth in this Agreement and in the Representation Agreement. Employee and the Company, on behalf of themselves, and their respective heirs, executors, officers, directors, employees, investors, shareholders, administrators, predecessor and successor corporations, and assigns, hereby fully and forever release each other and their respective heirs, executors, officers, directors, employees, investors, shareholders, administrators, predecessor and successor corporations, and assigns, of and from any claim, duty, obligation or cause of action relating to any matters of any kind, whether presently known or unknown, suspected or unsuspected, that any of them may possess arising from any omissions, acts or facts that have occurred up until and including the effective date of this Agreement including, without limitation,

          (a) any and all claims relating to or arising from Employee's employment relationship with the Company and the termination of that relationship;

          (b) any and all claims relating to, or arising from, Employee's right to purchase, or actual purchase of shares of stock of the Company, other than those set forth in Section 3 of this Agreement;

          (c) any and all claims for wrongful discharge of employment; breach of contract, both express and implied; breach of a covenant of good faith and fair dealing, both express and implied; negligent or intentional infliction of emotional distress; negligent or intentional misrepresentation; negligent or intentional interference with contract or prospective economic advantage; and defamation;

          (d) any and all claims for violation of any federal, state or municipal statute, including, but not limited to, Title VII of the Civil Rights Act of 1964, the Civil Rights Act of 1991, the Age Discrimination in Employment Act of 1967, the Americans with Disabilities Act of 1990, and the California Fair Employment and Housing Act;

          (e) any and all claims arising out of any other laws and regulations relating to employment or employment discrimination; and

          (f)  any and all claims for attorneys' fees and costs.

The Company and Employee agree that the release set forth in this section shall be and remain in effect in all respects as a complete general release as to the matters released. This release does not extend to any obligations incurred under this Agreement or the Representation Agreement.

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     5.  Expenses.  During the Term, Employee shall be responsible for his own
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travel, entertainment and other expenses incurred by him in the furtherance of or in connection with the performance of Employee's duties hereunder, provided, however, that the Company shall provide to Employee office space and reasonable office services at no cost to Employee through December 31, 1998.

     6.  Termination for Cause.  The Company may terminate Employee's employment
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for cause by giving Employee thirty (30) days' advance notice in writing.  For the purposes of this Agreement, "Cause" is defined as (i) Employee's conviction of a felony, (ii) a willful act by Employee which constitutes gross misconduct and which is injurious to the Company, (iii) Employee's continued substantial violations of his employment duties which are demonstrably willful and deliberate on Employee's part after Employee has received a written demand for performance from the Company which specifically sets forth the factual basis for the Company's belief that Employee has not substantially performed his duties, or (iv) Employee's breach of the non-compete provisions set forth in Sections 8 and 9 hereof. In the event the Company wishes to terminate Employee's employment pursuant to (ii) or (iii) above, Employee shall be given an opportunity to cure such misconduct or violation. If such misconduct or violation is not cured by Employee to the Company's satisfaction during the thirty (30) days following the Company's notice of termination to Employee, Employee's employment shall terminate immediately upon the expiration of such thirty (30) day period.

     7.  Death of Executive.  If Employee dies during the Term of this
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Agreement, this Agreement shall terminate immediately; provided, however, that
Employee's estate shall be permitted to exercise any vested stock options held by Employee prior to his death in accordance with the terms of the stock option plan and stock option agreements pursuant to which such stock options were granted.

     8.  Covenant Not to Compete.
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          (a) Covenant Not to Compete.  Until the end of the Term, Employee will
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not directly or indirectly engage in (whether as an employee, consultant, proprietor, partner, director or otherwise), or have any ownership interest in, or participate in the financing, operation, management or control of, any person, firm, corporation or business that engages in a "Restricted Business" in a "Restricted Territory" (as such terms are defined in Section 9 hereof). It is agreed that ownership of no more than 2% of the outstanding voting stock of a publicly traded corporation shall not constitute a violation of this provision.

          (b) Representations.  The parties intend that the covenant contained
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in Section 8(a) shall be construed as a series of separate covenants, one for each county, city and state (or analogous entity) and country of the Restricted Territory. Except for geographic coverage, each such separate covenant shall be deemed identical in terms to the covenant contained in the preceding paragraphs. If, in any judicial proceeding, a court shall refuse to enforce any of the separate covenants (or any part thereof) deemed included in said paragraphs, then such unenforceable

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covenant (or such part) shall be deemed eliminated from this Agreement for the purpose of those proceedings to the extent necessary to permit the remaining separate covenants (or portions thereof) to be enforced.

          (c) Reformation.  In the event that the provisions of this Section 8
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should ever be deemed to exceed the time or geographic limitations, or the scope of this covenant, permitted by applicable law, then such provisions shall be reformed to the maximum time or geographic limitations, as the case may be, permitted by applicable laws.

          (d) Reasonableness of Covenants.  Employee represents that he (i) is
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familiar with the covenants not to compete, and (ii) is fully aware of his obligations hereunder, including, without limitation, the reasonableness of the length of time, scope and geographic coverage of these covenants.

     9.  Definitions.  As used herein, the terms listed below shall have the
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following meanings:

          (a) Restricted Business.  "Restricted Business" means the design,
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marketing or support of online travel services.

          (b) Restricted Territory.  "Restricted Territory" means worldwide.
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     10.  Arbitration and Equitable Relief.
          --------------------------------

          (a) The parties hereto agree that any dispute or controversy arising out of, relating to, or in connection with this Agreement, or the interpretation, validity, construction, performance, breach, or termination thereof shall be settled by arbitration to be held in San Francisco County, California, in accordance with the National Rules for the Resolution of Employment Disputes then in effect of the American Arbitration Association (the "Rules"). The arbitrator may grant injunctions or other relief in such dispute or controversy. The decision of the arbitrator shall be final, conclusive and binding on the parties to the arbitration. Judgment may be entered on the arbitrator's decision in any court having jurisdiction.

          (b) The arbitrator shall apply California law to the merits of any dispute or claim, without reference to rules of conflict of law. The arbitration proceedings shall be governed by federal arbitration law and by the Rules, without reference to state arbitration law. The parties hereto hereby expressly consent to the personal jurisdiction of the state and federal courts located in California for any action or proceeding arising from or relating to this Agreement and/or relating to any arbitration in which the parties are participants.

          (c) The Company and Employee shall each pay one-half of the costs and expenses of such arbitration, and shall separately pay its counsel fees and expenses.

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          (d) THE PARTIES HERETO HAVE READ AND UNDERSTAND SECTION 10, WHICH
DISCUSSES ARBITRATION. THE PARTIES HERETO UNDERSTAND THAT BY SIGNING THIS AGREEMENT, THEY AGREE TO SUBMIT ANY FUTURE CLAIMS ARISING OUT OF, RELATING TO, OR IN CONNECTION WITH THIS AGREEMENT, OR THE INTERPRETATION, VALIDITY, CONSTRUCTION, PERFORMANCE, BREACH, OR TERMINATION THEREOF TO BINDING ARBITRATION, AND THAT THIS ARBITRATION CLAUSE CONSTITUTES A WAIVER OF THEIR RIGHT TO A JURY TRIAL AND RELATES TO THE RESOLUTION OF ALL DISPUTES RELATING TO ALL ASPECTS OF THE EMPLOYER/EMPLOYEE RELATIONSHIP, INCLUDING BUT NOT LIMITED TO, THE FOLLOWING CLAIMS:

                (i) ANY AND ALL CLAIMS FOR WRONGFUL DISCHARGE OF EMPLOYMENT; BREACH OF CONTRACT, BOTH EXPRESS AND IMPLIED; BREACH OF THE COVENANT OF GOOD FAITH AND FAIR DEALING, BOTH EXPRESS AND IMPLIED; NEGLIGENT OR INTENTIONAL INFLICTION OF EMOTIONAL DISTRESS; NEGLIGENT OR INTENTIONAL MISREPRESENTATION; NEGLIGENT OR INTENTIONAL INTERFERENCE WITH CONTRACT OR PROSPECTIVE ECONOMIC ADVANTAGE; AND DEFAMATION.

                (ii) ANY AND ALL CLAIMS FOR VIOLATION OF ANY FEDERAL STATE OR MUNICIPAL STATUTE, INCLUDING, BUT NOT LIMITED TO, TITLE VII OF THE CIVIL RIGHTS ACT OF 1964, THE CIVIL RIGHTS ACT OF 1991, THE AGE DISCRIMINATION IN EMPLOYMENT ACT OF 1967, THE AMERICANS WITH DISABILITIES ACT OF 1990, THE FAIR LABOR STANDARDS ACT, THE CALIFORNIA FAIR EMPLOYMENT AND HOUSING ACT, AND LABOR CODE
SECTION 201, et seq;

                (iii) ANY AND ALL CLAIMS ARISING OUT OF ANY OTHER LAWS AND REGULATIONS RELATING TO EMPLOYMENT OR EMPLOYMENT DISCRIMINATION.

     11.  Enforcement.  In the event of any action to enforce the terms of this
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Agreement, the prevailing party in such action shall be entitled to such party's reasonable costs and expenses of enforcement including, without limitation, reasonable attorneys' fees.

     12.  Assignment.  This Agreement shall be binding upon and inure to the
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benefit of (a) the heirs, executors and legal representatives of Employee upon
Employee's death and (b) any successor of the Company. Any such successor of the Company shall be deemed substituted for the Company under the terms of this Agreement for all purposes. As used herein, "successor" shall include any person, firm, corporation or other business entity which at any time, whether by purchase, merger or otherwise, directly or indirectly acquires all or substantially all of the assets or business of the Company. None of the rights of Employee to receive any form of compensation payable pursuant to this Agreement shall be assignable or transferable except through a testamentary disposition or by the laws of descent and distribution upon the death of Employee following termination without cause. Any attempted assignment, transfer, conveyance or other disposition (other than as aforesaid)

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of any interest in the rights of Employee to receive any form of compensation hereunder shall be null and void.

     13.  Notices.  All notices, requests, demands and other communications
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called for hereunder shall be in writing and shall be deemed given if delivered personally or three (3) days after being mailed by registered or certified mail, return receipt requested, prepaid and addressed to the parties or their successors in interest at the following addresses, or at such other addresses as the parties may designate by written notice in the manner aforesaid:

     If to the Company:  Preview Travel, Inc.
                         747 Front Street
                         San Francisco, CA  94111
                         Attn:  Kenneth R. Pelowski

     If to Executive:    Roy F. Walkenhorst
                         160 Funston Avenue
                         San Francisco, CA 94118

     14.  Severability.  In the event that any provision hereof becomes or is
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declared by a court of competent jurisdiction to be illegal, unenforceable or void, this Agreement shall continue in full force and effect without said provision.

     15.  Entire Agreement.  This Agreement, the Representation Agreement, the
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stock option agreements between Employee and the Company and any written proprietary information agreement between Employee and the Company represent the entire agreement and understanding between the Company and Employee concerning Employee's employment relationship with the Company, and supersede and replaces any and all prior agreements and understandings concerning Employee's employment relationship with the Company. In the event that there is any conflict between the provisions of this Agreement and any other agreement or benefit plan between Company and Employee regarding Employee's right to participate in any stock option or other stock related benefit agreement between the Company and Employee, the provisions of this agreement shall govern.

     16.  No Oral Modification.  This Agreement may only be amended in writing
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signed by Employee and the Company.

     17.  Governing Law.  This Agreement shall be governed by the laws of the
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State of California.

     18.   Acknowledgment.  Employee acknowledges that he has had the
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opportunity to discuss this matter with and obtain advice from his private attorney, has had sufficient time to, and has carefully read and fully understands all the provisions of this Agreement, and is knowingly and voluntarily entering into this Agreement.

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     19.   Tax Treatment.  Executive acknowledges that the Company makes no
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representations regarding the tax treatment of amounts payable hereunder.

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     IN WITNESS WHEREOF, the undersigned have executed this Agreement on the date first set forth above.


PREVIEW TRAVEL, INC.


/s/ Kenneth R. Pelowski
--------------------------
By:  Kenneth R. Pelowski
Title:  Executive Vice President, Finance and
        Administration and Chief Financial Officer



ROY F. WALKENHORST


/s/ Roy F. Walkenhorst
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Signature